SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        January 31, 2007

CHATTEM, INC.

(Exact name of registrant as specified in its charter)

Tennessee (State of incorporation)	0-5905 (Commission File No.)	62-0156300 (IRS Employer Identification No.)

1715 West 38th Street, Chattanooga, Tennessee 37409

(Address of principal executive offices, including zip code)

(423) 821-4571

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) Effective January 31, 2007, Donald K. Riker, Ph.D., resigned his position as Vice President of Research and Development and Chief Scientific Officer of Chattem, Inc. (the “Company”) in connection with his retirement from employment with the Company. Dr. Riker will continue his employment with the Company in a more limited capacity until his retirement on May 31, 2007 and will continue to provide consulting services to the Company through January 31, 2009 as requested by the Company. Dr. Riker’s responsibilities will be assumed by senior personnel in the Company’s research and development organization with extensive product development and industry experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATTEM, INC.

Date: February 6, 2007	By:	/s/ Theodore K. Whitfield, Jr.
Theodore K. Whitfield, Jr.
Vice President, General Counsel and Secretary